                         MORTGAGE MODIFICATION AGREEMENT

                                     between

                              VERNITRON CORPORATION

                                       and

                       THE CIT GROUP/CREDIT FINANCE, INC.

                        dated the 17th day of March, 1995

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                                    PREMISES:

        The Tyrone Planned Industrial District, Pinellas County, Florida

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                                  Prepared by,
                               Record & Return to:

                  OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
                                 230 Park Avenue
                            New York, New York 10169

                       Attention:  Mitchell M. Brand, Esq.

FLORIDA DOCUMENTARY STAMP TAXES HAVE BEEN PAID IN FULL ON THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT RECORDED IN O.R. BOOK 8732, PAGE 1319, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA BASED UPON THE MAXIMUM PRINCIPAL AMOUNT SECURED UNDER SUCH MORTGAGE, WHICH REMAINS UNCHANGED AND UNMODIFIED.

                         MORTGAGE MODIFICATION AGREEMENT



          THIS MORTGAGE MODIFICATION AGREEMENT made as of the 17th day of March, 1995 between VERNITRON CORPORATION, a Delaware corporation, having an office at 645 Madison Avenue, New York, New York 10022 (the "Mortgagor") and THE CIT GROUP/CREDIT FINANCE, INC., a New York corporation, having an office at 135 West 50th Street, New York, New York 10020 ("Mortgagee").


                              W I T N E S S E T H:


          WHEREAS, Mortgagor is the owner of certain real property situate, lying and being in the Tyrone Planned Industrial District, Pinellas County, Florida as such real property is more particularly described on Exhibit A annexed hereto and made a part hereof ("Premises"); and

          WHEREAS, Mortgagor has executed that certain Mortgage and Security Agreement dated July 20, 1994 and recorded on July 21, 1994 in O.R. Book 8732, Page 1319 in the public records of Pinellas County, Florida (the "Mortgage"), pursuant to which Mortgagor has mortgaged, given, granted, bargained, sold, confirmed and assigned the Premises, with mortgage covenants, unto the Mortgagee and its successors and assigns; and

          WHEREAS, the Mortgage secures the payment and performance by Mortgagor of all of Mortgagor's obligations to Mortgagee arising under or in connection with that certain Promissory Note dated July 20, 1994 executed by Mortgagor in favor of Mortgagee in the original principal amount of $2,451,000 ("Existing Note") issued pursuant to certain financing agreements, including, without limitation, that certain Loan and Security Agreement dated July 20, 1994 (all of the foregoing, as the same may now exist or may hereinafter be amended, modified, supplemented, renewed or extended are hereinafter collectively referred to as the "Financing Agreements"); and

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          WHEREAS, notwithstanding any provision in the Mortgage to the contrary, the maximum principal amount secured under the Mortgage at any one time is limited to the amount of $1,200,000; and

          WHEREAS, contemporaneously herewith, Mortgagor and Mortgagee are amending and modifying the Financing Agreements, and in connection therewith Mortgagor is executing a promissory note to replace and restate the Existing Note.

          NOW, THEREFORE, in order to induce Mortgagee to amend and modify the Financing Agreements and to continue to make loans and advances to the Mortgagor as provided for in the Financing Agreements, and for other good and valuable consideration, including, without limitation, the benefits which will accrue to Mortgagor from the foregoing, Mortgagor hereby agrees as follows:

          1. All references in the Mortgage to the "Note" shall be deemed amended to mean and include that certain Promissory Note dated of even date herewith in the original principal amount of $2,701,334 executed and delivered by Mortgagor in favor of Mortgagee ("Restated Note"), and the Mortgage is hereby modified and amended to secure the Restated Note, which Restated Note (a) is being delivered in substitution for and replacement of, and not in satisfaction of, the Existing Note and (b) is not intended to extinguish, release or otherwise discharge the Mortgagor's obligations under the Existing Note and is not intended to be a novation of the Mortgagor's obligations thereunder. Notwithstanding anything to the contrary contained herein, extinguishment, release or other discharge of the Restated Note shall constitute extinguishment, release or other discharge, as the case may be, of the Existing Note to the extent of such extinguishment, release or discharge of the Restated Note.

          2. All references in the Mortgage to the "Loan Agreement" shall be deemed amended to mean and include the Loan Agreement as amended and modified by that certain Letter Re: Amendment to Financing Agreements dated of even date herewith (as amended, "Loan Agreement").

          3. Notwithstanding the provisions of this Mortgage Modification Agreement, the maximum principal amount secured by the Mortgage remains unmodified and unchanged and at any one time shall not exceed the amount of One Million Two Hundred Thousand and No/100 Dollars ($1,200,000).

          4. Except as specifically set forth herein, no other changes or modifications in the Mortgage are intended or implied and, in all other respects, the Mortgage is hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof.

          IN WITNESS WHEREOF, Mortgagor has caused this Mortgage Modification Agreement to be executed as of the date and year first above written.

SIGNED IN THE PRESENCE OF:         VERNITRON CORPORATION, a Delaware
                                     corporation
                                                                [CORPORATE SEAL]

/S/ EDDA RICHARDS
- -------------------------
     (Signature)                   By: /S/ RAYMOND F. KUNZMANN
                                      ------------------------------------------
Edda Richards                      Name: Raymond F. Kunzmann
- -------------------------               ----------------------------------------
     (Printed Name)                Title: Vice President
                                         ---------------------------------------


/S/ EDDA RICHARDS
- -------------------------
     (Signature)                   Post Office Address:
Edda Richards
- -------------------------          645 Madison Avenue
     (Printed Name)                New York, New York 10022

SIGNED IN THE PRESENCE OF:         THE CIT GROUP/CREDIT FINANCE, INC., a
                                   New York corporation
                                                                [CORPORATE SEAL]
/S/ EDDA RICHARDS
- -------------------------
     (Signature)                   By: /S/ BENJAMIN SZTEINBERG
                                      ------------------------------------------
Edda Richards                      Name: Benjamin Szteinberg
- -------------------------               ----------------------------------------
     (Printed Name)                Title: Assistant Vice President
                                         ---------------------------------------


/S/ EDDA RICHARDS
- -------------------------
     (Signature)                   Post Office Address:

Edda Richards                      135 West 50th Street
- -------------------------          New York, New York 10020
     (Printed Name)

STATE OF New York

COUNTY OF New York

     The foregoing instrument was acknowledged before me this 17th day of March, 1995, by Raymond F. Kunzmann as Vice President of VERNITRON CORPORATION, a Delaware corporation, on behalf of the corporation. He/She is personally known to me or has produced New York (state) driver's license no. ID# 148058152 as identification.

My Commission Expires:             /S/ SHARON KAY MILLER
                                   ---------------------------------------------
                                   Notary Public (Signature)

     (AFFIX NOTARY SEAL)           Sharon Kay Miller
                                   ---------------------------------------------
                                   (Printed Name)

                                   Legal Assistant/Secretary
                                   ---------------------------------------------
                                   (Title or Rank)


                                   ---------------------------------------------
                                   (Serial Number, if any)
            SHARON KAY MILLER
    Notary Public, State of New York
             No. 41-4922738
       Qualified in Queens County
    Commission Expires April 4, 1996

STATE OF New York

COUNTY OF New York

     The foregoing instrument was acknowledged before me this 17th day of March, 1995, by Benjamin Szteinberg as Assist. Vice Pres. of THE CIT GROUP/CREDIT FINANCE INC., a New York corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________ (state) driver's license no. __________________ as identification.

My Commission Expires:             /S/ SHARON KAY MILLER
                                   ---------------------------------------------
                                   Notary Public (Signature)

     (AFFIX NOTARY SEAL)           Sharon Kay Miller
                                   ---------------------------------------------
                                   (Printed Name)

                                   Legal Assistant/Secretary
                                   ---------------------------------------------
                                   (Title or Rank)


                                   ---------------------------------------------
                                   (Serial Number, if any)
            SHARON KAY MILLER
    Notary Public, State of New York
             No. 41-4922738
       Qualified in Queens County
    Commission Expires April 4, 1996

                                    EXHIBIT A


                                LEGAL DESCRIPTION


TRACT B, TYRONE PLANNED INDUSTRIAL DISTRICT, 2ND REPLAT AND ADDITION, according to the plat thereof recorded in Plat Book 57, pages 17 and 18, of the Public Records of Pinellas County, Florida.

Lot 7, Block 2, TYRONE PLANNED INDUSTRIAL DISTRICT, according to the plat thereof recorded in Plat Book 34, pages 56 and 57, of the Public Records of Pinellas County, Florida


                            END OF LEGAL DESCRIPTION